Exhibit 99.1

CALAVO GROWERS, INC. INVESTOR PRESENTATION NASDAQ GS: CVGWNOVEMBER 2020

SAFE HARBOR STATEMENT This presentation contains statements relating to future events and results of Calavo (including certain projections and business trends) that are "forward-looking statements," as defined in the Private Securities Litigation Reform Act of 1995, that involve risks, uncertainties and assumptions. These statements are based on our current expectations and are not promises or guarantees. If any of the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of Calavo may differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including, but not limited to, any projections of revenue, gross profit, expenses, gain/(loss) on Limoneira shares, income/(loss) from unconsolidated entities, earnings, earnings per share, tax provisions, cash flows and currency exchange rates; the impact of COVID-19 on our business, results of operations and financial condition; the impact of acquisitions or debt or equity investments or other financial items; any statements of the plans, strategies and objectives of management for future operations, including execution of restructuring and integration (including information technology systems integration) plans; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on Calavo and its financial performance, whether attributable to Calavo or any of its unconsolidated entities; any statements regarding pending investigations, legal claims or tax disputes; any statements of expectation or belief; any risks associated with doing business internationally (including possible restrictive U.S. and foreign governmental actions, such as restrictions on transfers of funds and COVID-19 and trade protection measures such as import/export/customs duties, tariffs and/or quotas); any risks associated with receivables from, loans to and/or equity investments in unconsolidated entities, including FreshRealm; system security risk and cyber-attacks and any statements of assumptions underlying any of the foregoing. Risks and uncertainties that may cause our actual results to be materially different from any future results expressed or implied by the forward-looking statements include, but are not limited to, the following: the impact of COVID-19 on our business, results of operations, and financial condition, including, but not limited to, disruptions in the manufacturing of our products and the operations of the related supply chains supporting our ability to deliver our products to consumers, impacts on our employees and uncertainty regarding our ability to implement health and safety measures for our employees, uncertainties regarding consumer demand for our products in light of COVID-19, increased costs that we must incur as a result of COVID-19, the impact of governmental trade restrictions imposed as a result of COVID-19 and the possible adverse impact of COVID-19 on our goodwill and other intangible assets; the impact of macroeconomic trends and events; the competitive pressures faced by Calavo’s business; the development and transition of new products and services (and the enhancement of existing products and services) to meet customer needs; integration and other risks associated with acquisitions of other businesses; our ability to hire and retain key employees; the resolution of pending investigations, legal claims and tax disputes; the risks associated with doing business internationally (including possible restrictive U.S. and foreign governmental actions, such as restrictions on transfers of funds and COVID-19 and trade protection measures such as import/export/customs duties, tariffs and/or quotas); any risks associated with receivables from, loans to and/or equity investments in unconsolidated entities, including FreshRealm; and potential cyber-attacks on our information technology systems or on the information technology systems of our suppliers or customers. For a further discussion of these risks and uncertainties and other risks and uncertainties that we face, please see the risk factors described in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission and any subsequent updates that may be contained in our Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. Forward-looking statements contained in this presentation are made only as of the date of this presentation, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. 2

GLOBAL LEADER IN AVOCADOS AND FRESH, PREPARED FOOD CATEGORIES AVOCADOS Fresh Segment Procure, sort, pack, ripen, distribute avocados, tomatoes and papayas Avocados sourced primarily from Mexico, California, Peru and Colombia Foods, 7% RFG, 39% Fresh, 55% FRESH GRAB-N-GO Renaissance Food Group (RFG) Segment Create, process, package innovative fresh cut fruit and vegetables, fresh prepared foods and meals National, JIT distribution network GROSS PROFIT MIX Foods, 22% RFG, 24% Fresh, 55% Based on LTM 3Q20 Gross Profit of $93.4M AVOCADO & RELATED PRODUCTS Foods Segment Manufacture and distribute value-added fresh and frozen products (e.g. guacamole, hummus, salsas, dips) 3

CORE STRENGTHS Diversified Business Model of Three Growing and Complementary Market Segments Strong Market Defensibility Through Robust Operating Platform, Supply Chain Control and Long-term Relationships With Growers and Blue-chip Customers Experienced Leadership Team & Board of Directors Long Track Record of Financial Performance Reinforced by Strong Balance Sheet Committed to ESG and Building Long-Term Value for All Stakeholders 4

FIRST NAME IN AVOCADOS, 100 YEARS IN THE MAKING



- **1924** — Founded by growers


CALAVO

- **1926** — Birth of a brand... Calavo the First Name in Avocados avocado
dip (guacamole)

- **1965** — Product expansion and extension... "Avocado Dip" (guacamole) introduced



- **1997** — Calavo opens packinghouse in Mexico



- **2002** — Calavo begins trading on the Nasdaq as the first and leading publicly traded avocado marketer and distributor in the U.S.



- **2005** — Calavo among first to leverage ripe/ sorting technology



- **2011** — Acquired Renaissance Food Group (RFG)



- **2015-17** — New facilities opened in Jacksonville, FL, Riverside, CA and Jalisco, Mexico



- **2019** — New facilities opened in Atlanta, GA and Clackamas, OR


Calavo

- **2020** — Acquired SFFI (Simply Fresh) for continued market and channel expansion; Maintained supply chain and business continuity during COVID-19

Calavo

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LONG-STANDING RELATIONSHIPS WITH BLUE-CHIP CUSTOMERS GROCERY RETAILERS E-COMMERCE/ONLINE MASS/CLUB STORES FOODSERVICE / RESTAURANT 6

WELL-POSITIONED FOR CAPITAL-LIGHT GROWTH AHEAD EXTENSIVE MULTI-NATIONAL FOOTPRINTSIGNIFICANT CAPEX HAS EXPANDED CAPACITY ($ Millions) FACILITY LEGEND Fresh Foods RFG $44.5 $30 $16.7 $18.1 $21.9 $11.6 $15.0 $6.7 FY13FY14FY15FY16FY17FY18FY19 4 Avocado packinghouses (2 US, 2 Mexico) 4 Value-added distribution centers 7 RFG processing facilities Salsa production facility Guacamole production facility (Mexico) 7

NEAR-TERM PRIORITIES TO DRIVE LONG-TERM GROWTH One Maximize operating leverage and synergies by consolidating Fresh, RFG and Foods segments Continue transparent communications and increase engagement Company Drive organic growth in each operating segment with investment community Transparency Financial Performance Pursue strategic bolt-on acquisitions Advance sustainability initiatives, strengthen corporate governance ESG Human Capital Establish centralized leadership, enhance continuous learning, career advancement and succession planning 8

STRONGER AS “ONE” RFG ONE COMPANY and Synergies Operations Consolidate sales functions to maximize cross-selling opportunities Eliminate operational redundancies across three business segments Streamline operations and identify additional operating efficiencies and synergies People Consolidate the organizational structure of the Fresh, RFG and Foods operations Establish centralized leadership in finance and operations Enhance career advancement and succession planning under one company 9

Fresh Segment

FRESH SEGMENT VALUE PROPOSITION CALAVO SERVES THE ENTIRE VALUE CHAIN BETWEEN GROWERS AND RETAILERS – WITH STRONG CAPABILITY TO CONTROL SUPPLY / DEMAND DYNAMICS FOR MAXIMIZING PROFITABILITY Avocado Growers Calavo Source Customer Retailers, Clubs and Foodservice Coordinate Picking Packing: Grading Sizing Sorting Mexico California Peru Colombia Value-added Services: Ripening Bagging Storage 11

FRESH HIGHLIGHTS Robust packing/value-added network in U.S. and Mexico (4 packing houses and 4 value-added distribution centers) provide year-round supply Long-term relationships with avocado growers worldwide Established customer base of blue-chip grocery retailers, club-stores, foodservice operators, food distributors and wholesalers Strong supply chain and inventory control counters supply/demand dynamics and strengthens profit profile Well positioned to scale business domestically and abroad Organic Growth Opportunities Control supply chain to optimize inventory positions and control costs Leverage supply chain into U.S. to optimize sell-through and margin profile Drive incremental sales and margins internationally 12

TASTY “SUPER FOOD” Avocados have the highest relative nutritional value per serving compared to other fruits(1) More consumers become aware of avocado’s nutritional value, especially in emerging markets Health Benefits of Avocados Heart health Digestive health Weight loss Diabetes Pre-natal health ( Source: USDA nutrition database; all stats per 100g of raw World Avocado Organization. VERSATILE CONSUMPTION METHODS Versatility of avocado consumption is evolving and growing, with expansion into broader food categories beyond guacamole and salads SUSTAINABLE FRUIT No other food offers the same nutritional value per-liter amount of water used in growth and harvest(2) Mexico, the biggest producer of avocados by volume, relies mostly on natural precipitation for avocado groves; second largest producer Peru is irrigated through Andes run-off fruit.13

SIGNIFICANT GROWTH OPPORTUNITY AHEAD CALAVO IS WELL-POSITIONED TO MEET THE GROWING DEMAND FOR AVOCADOS DOMESTICALLY AND ABROAD U.S. AVOCADO CONSUMPTION (1) GEOGRAPHIC PENETRATION WITHIN US (2) (Billion Pounds) 20152016 2017 Actual 20182019202020212022202320242025 Forecast 2.1 2.2 2.1 2.5 2.5 2.9 2.8 3.0 3.0 3.2 3.3 6.3 units/ per capita US HOUSEHOLD PENETRATION (3) CONSUMPTION PER CAPITA IN SELECTED REGIONS (5) 70% 42% 49% 54% 26% 33% Volume Growth(4) 0.1%(3.5)%(2.4)%0.2%10.1%(3.1)% 2.5 1.1 0.50.1 Hass Avocado Board Hass Avocado Board, IRI/Fresh Look unit sales volume for West/California Regions YTD period ending 3/25/18. United Fresh FreshFacts for Q2 2020. Million units sold CAGR for 2017 to 2019; United Fresh FreshFacts for Q4 2019 and Q4 2018. HAB 2018 World Market Review MexicoIsraelUSACanadaEU-28JapanRussia 14

Renaissance Food Group RFG Segment

RFG VALUE PROPOSITION TRUSTED PARTNER FOR QUALITY, INNOVATIVE FRESH AND PREPARED FOODS AMONG RETAILERS, FOOD SERVICE AND HOSPITALITY OPERATORS PRODUCT ASSORTMENTMANUFACTURING EFFICIENCY Expanding portfolio of fresh foods and prepared meals to redefine produce and value-added convenience FOOD SAFETY Comprehensive quality management systems ensuring only the safest, freshest, highest-quality products Standardization and automation drive production efficiencies FLEXIBILITY Just-in time, daily deliveries across the U.S. 16

RFG HIGHLIGHTS Strategic shift from co-packer partnership to company-operated facilities drives margin improvement (0.8pp improvement in gross margin 2019-2020 YTD July) Expanding product capabilities in fresh and prepared grab-n-go categories supported by national JIT distribution network Rapid volume-driven top-line growth (20% CAGR 2014-2019) Developed innovative meal and packaging solutions to meet changing needs of consumers during COVID-19 Acquisition of Simply Fresh Fruit (SFFI) in 2Q20 enhanced RFG’s product offering and positions RFG to expand its hospitality and foodservice market channels Organic Growth Opportunities Expand market reach in hospitality industry through acquisition of Simply Fresh Fruit once COVID-19 subsides Partner with grocery retailers to expand portfolio of fresh and prepared food offerings Increase the utilization and efficiency of company-operated facilities Source: Calavo historical financials.17

Portland, Oregon Sacramento, California Vineland, New Jersey Riverside, California Atlanta, Georgia Jacksonville, Florida Houston, Texas Organic Certification USDA Assembly Innovation Kitchen Fruit and Vegetable CAPABILITIES KEY

Foods Segment

EXPANDING LINE OF HIGH-GROWTH, HIGH-MARGIN AVOCADO AND RELATED FOODS Top-line growth of 9% CAGR 2014 to 2019 Strong demand for high-margin, Calavo and private label guacamole and salsa products from grocery-retailers and foodservice customers Facility improvements continue to enhance efficiency and gross profit margins Significant opportunities to expand portfolio of avocado products in the U.S. and abroad, particularly in Asia Complementary distribution outlet for Fresh segment Organic Growth Opportunities Establish new channels to market in hospitality, convenience and international Expand portfolio of high-margin avocado and other innovative foods Integrate Foods into RFG’s supply chain to scale national distribution Source: Calavo historical financials.20

Leadership & Governance

EXECUTIVE LEADERSHIP TEAM Jim Gibson, Chief Executive Officer Formerly President of Calavo’s Renaissance Food Group (RFG) Previously served as Chief Operating Officer and was a founding member of RFG Kevin Manion, Chief Financial Officer Formerly held CFO and financial leadership positions at Century Snacks, Young’s Market Company, Bolthouse Farms, Hostess Brands, Nestle USA, and Kraft General Foods. Formerly served as the lead director of Fresh Food Group Began his career at Arthur Andersen & Co. Mark Lodge, Chief Operations Officer Formerly EVP Operations at RFG (Calavo) Previously EVP of Revolution Foods, President at True Fresh HPP and True Food Innovations, as well as SVP Manufacturing Operations, Supply Chain and Logistics for Fresh & Easy Neighborhood Markets Raina Nelson, EVP Business Development Formerly SVP of Supply Chain Management for RFG, Vice President of Sales for RFG, Imports Manager for C.H. Robinson, and Director of Food Safety and Quality Assurance for Rosemont Farms Vice Chairman of Southeast Produce Council and Executive Board Member of United Fresh Produce Association Rob Wedin, EVP Fresh Sales Formerly VP of Sales and Fresh Marketing (Calavo) Current Chairman at Hass Avocado Board Global Data Committee and current Executive Committee member at producesupply.org Past Director of California Avocado Commission and past Chairman of Avocado Inspection Committee Ron Araiza, VP Sales Formerly VP of Business Developement Del Rey Avocado Previously VP of Sales at Mission Produce Past Alternate Board Member of California Avocado Commission Dionisio Ortiz, VP Operations Mexico Formerly Calavo de Mexico Managing Director Previous roles in accounting for Agrobiologic Sciencies EPCA and sales for Purepecha PH Uruapan Former Secretary and current delegate representing Calavo in APEAM (Association of Producers and Packers of Avocados from Mexico) and UDECAM (Union of Packers and marketers of Avocados de Michoacan) 22

CORPORATE GOVERNANCE INITIATIVES CALAVO’S BOARD IS COMMITTED TO INCREASING BOARD INDEPENDENCE AND DIVERSITY WHILE REDUCING THE SIZE OF THE BOARD OVER TIME Board Independence Board Diversity Board Refreshment Created Sustainability Committee to enhance ESG focus and initiatives Appointed Farha Aslam as independent Board member and member of Audit Committee Announced the retirement of Board members Dorcas Thille and Gene Carbone Calavo’s Board is comprised of 12 members Independent representation: 7 members Female representation: 2 members Effective January 3, 2021. Calavo’s Board of Directors are elected annually.23

Financial Performance

TRACK RECORD OF SUSTAINABLE GROWTH AND CONSISTENT ANNUAL DIVIDEND PAYOUT 19 CONSECUTIVE YEARS OF DIVIDENDS, INCLUDING 9 CONSECUTIVE YEARS OF DIVIDEND INCREASES NET SALES DIVIDENDS $25 ($ Millions) $1,196 $1,076 $1,089 $1,117 $936 $857 COVID-19 impact $783 $691 $523$551 $398 $345 / share) $20 $15 $10 $0.55 $0.55 $0.50 $0.65 $0.70 $0.75 $0.80 $0.90 $0.95 $1.00 $1.15 $1.10 19.4 20.3 $1.20 $1.00 $0.80 $0.60 $0.40 7.4 8.1 8.1 9.6 11.0 13.0 13.9 15.7 16.7 17.6 $0.20 20092010201120122013201420152016201720182019LTM 3Q20 $0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 (2) Dividends Paid ($mm)Dividends Declared ($/sh) $0.00 25 2020 dividend declared October 26th, 2020 will be paid December 4, 2020 to Calavo Growers’ shareholders of record as of the close of business on November 13, 2020.

Commitment to ESG

OUR APPROACH TO SUSTAINABILITY We believe sustainable practices support long-term value creation for all stakeholders. Calavo strives to be good corporate citizens pursuing environmental responsibility, social equity, and sound governance throughout our business and supply chain. ENVIRONMENTAL SOCIAL GOVERNANCE FACILITIES & OPERATIONS PEOPLE & COMMUNITIES PRODUCTS & GOVERNANCE Energy & Emissions Water & Waste Fair Labor Worker Health & Safety Community Engagement Ethics & Integrity Food Safety & Health Concerns Sustainable Agriculture Packaging & Logistics 27

ESG HIGHLIGHTS & ACCOMPLISHMENTS

ENVIRONMENTAL

- Launched inaugural carbon footprint study in 2020 to develop data for analysis
- Partnered with Apeel Sciences and Shelf Engine to reduce food waste
- LED Lighting Fixtures: 38% of total facility square footage converted to LED high-efficiency lighting fixtures for energy saving. Remaining square footage will be converted over a three-year timeline
- Oregon facility: Partnered with Energy Trust of Oregon to reduce refrigeration energy use by 400,000 kWh per year
- Uruapan facility: Installed upgraded wastewater filtration system that reduced waste material to be hauled and sent to landfill by 3,275 tons per year
- Santa Paula facility: Reduced paper use reduced by 4,500 lbs. per year by converting to direct print labels

SOCIAL

- Rolled out professional development training programs to nearly 2,000 employees
- Fair Trade Program: Provided $220,000 in healthcare services to workers, small growers, and their families
- Mexico Race for Charity: Raised $133,000 for various charities that support technology education programming efforts for water conservation issues
- Community involvement: Tour de Fresh, Girls On The Run Organization, Fill The Boot For Burns, CA Foundation for Ag In The Classroom, Santa Paula Unified School District
- Food donations to local food banks in communities around all our RFG facilities

GOVERNANCE

- Created Sustainability Committee to enhance ESG focus and initiatives
- Food safety auditing and certification: FDA, USDA, OSHA, GFSI (including BRC and SQF)
- Strong corporate governance supports commitment to conducting business honestly and ethically around the world

Source: Calavo 2019 Sustainability Highlights Report and recent developments

Calavo
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INVESTOR RELATIONS CONTACT: Financial Profiles, Inc. Lisa Mueller, Senior Vice President 310-622-8231 Calavo@finprofiles.com CALAVO GROWERS, INC.